MARKETABLE SECURITIES (Tables)	12 Months Ended
Dec. 31, 2011
MARKETABLE SECURITIES [Abstract]
Schedule of Available-for-sale Securities Reconciliation
Marketable securities held by the Company are equity securities considered to be available-for-sale securities.

(in thousands of $)	2011	2010
Cost	1,355	85,815
Accumulated other-than-temporary impairment	-	(34,560)
Accumulated net unrealized (loss) gain	(670)	226
Fair value	685	51,481

Schedule of realized loss on sale of available-for-sale securities
Net unrealized (loss) gain on marketable securities included in comprehensive income is $(0.7) million (2010: $0.2 million).

(in thousands of $)	2011	2010	2009
Proceeds from sale of available-for-sale securities	46,547	-	-
Realized loss on sale of securities	3,355	-	-